EXHIBIT 10.26

                         AMENDMENT TO SERIES A WARRANTS

         This AMENDMENT (the "Amendment") to the Warrants to Purchase Shares of Common Stock dated as of July 20, 2001 (the "Warrants") issued to certain purchasers (each of such purchasers together with any transferee of such purchaser's Warrants, a "Holder" and collectively, the "Holders") of the Series A Preferred Stock of Notify Technology Corporation, a California corporation (the "Company"), pursuant to the Subscription Agreement made as of July 20, 2001 (the "Subscription Agreement") is made and entered into as of September 12, 2006. Capitalized terms used and not otherwise defined in this Amendment shall have the meanings ascribed to them in the Warrants.

                                    RECITALS

                  A. The Company has been required to record certain accounting charges as a result of provisions in Section 10 of the Warrants, and the Company has requested that the Holders agree to amend the Warrant in accordance with Section 13 thereof to modify the provisions resulting in the requirement that the Company recognize such accounting charges.

                  B. The undersigned Holders believe that the amendment is in the best interests of the Company, the Holders, and other holders of the Company's outstanding securities and therefore have agreed to amend the Warrants as set forth herein.

                  C. Pursuant to Section 13 of the Warrants, the Warrants may be amended by the Company, Commonwealth Associates, L.P., and a committee to be designated by Commonwealth Associates, L.P.; provided that, no amendment decreasing the number of Warrant Shares issuable upon exercise of the Warrants shall be made without the consent in writing of the holders of not less than fifty percent (50%) of the outstanding Series A Warrants (as defined in the Warrants).

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Holders, holding not less than fifty percent (50%) of the currently outstanding Series A Warrants, hereby agree as follows:

         1. Amendment to Section 10. Section 10 of each of the Series A Warrants is hereby amended to add the following as a new Section 10(c):

         "(c)     Notwithstanding any contrary provision of this Warrant or this
         Section 10, the maximum number of additional Warrant Shares subject to issuance as a result of penalties upon one or more defaults described in this Section 10 shall equal that number of additional Warrant Shares determined if the Company remained, with respect to its first default, in such default for five consecutive thirty (30) day periods. For purposes of calculating such aggregate maximum, the Warrants shall be aggregated with the outstanding Commitment Warrant to Purchase 118,151 Shares of Common Stock issued on May 16, 2001 to ComVest Venture Partners, L.P. and the warrants issuable upon exercise of the Unit Purchase Options issued in July 2001 to purchasers of Series A Preferred Stock pursuant to the Subscription Agreement, all of which warrants contain comparable provisions to this Section 10 and all of which shall be deemed one warrant for purposes of any calculation pursuant hereto."

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         2.       Continuing Agreement. Except as specifically amended hereby, all of the terms of the Series A Warrants shall remain and continue in full force and effect and are hereby confirmed in all respects.

         3. Authority; Severability. The Company and the undersigned Holders each warrant that the person(s) signing below is/are authorized to sign this Amendment on its behalf and to bind it to the terms of this Amendment. Should any provision of this Amendment be held by a court of competent jurisdiction to be invalid or illegal, such invalidity or illegality shall not invalidate the whole of this Amendment, but rather the Amendment shall be construed as if it did not contain the invalid or illegal part, and the rights and obligations of the parties shall be construed and enforced accordingly.

         4. Counterparts. This Amendment may be executed in counterparts and the signature pages may be combined to create a document binding on all of the parties hereto.

         5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of California, without regard to the choice of law provisions thereof.

                  (Remainder of Page Intentionally Left Blank)

                                       -2-
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         IN WITNESS WHEREOF, the Company and the undersigned have caused their duly authorized representatives to execute this Amendment to the Series A Warrants as of the date first written above.

"COMPANY"                             NOTIFY TECHNOLOGY CORPORATION
                                      a California corporation


                                      By:    /s/ Paul DePond
                                             -----------------------------------
                                             Paul F. DePond
                                             President & Chief Executive Officer

"HOLDERS"                             COMMONWEALTH ASSOCIATES, L.P.


                                      By:    /s/ Robert A. O'Sullivan
                                             -----------------------------------
                                      Name:  Robert A. O'Sullivan
                                      Title: CEO & President

                                      RMC CAPITAL, LLC


                                      By:    /s/ Michael Acks
                                             -----------------------------------
                                      Name:  Michael Acks
                                      Title: President

                                      SIAM PARTNERS II


                                      By:    /s/ Edmund H. Shea
                                             -----------------------------------
                                      Name:  Edmund H. Shea
                                      Title: General Partner

                                      TAHOE PARTNERSHIP


                                      By:    /s/ Peter O. Shea
                                             -----------------------------------
                                      Name:  Peter O. Shea
                                      Title: Managing Partner

                (Signature page to Notify Technology Corporation
                         Amendment to Series A Warrant)